Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]   Preliminary proxy statement
[x]   Definitive proxy statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               ALBION BANC CORP.
------------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)

                               ALBION BANC CORP.
------------------------------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:
                              N/A
------------------------------------------------------------------------------

(2)   Aggregate number of securities to which transactions applies:
                              N/A
------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
------------------------------------------------------------------------------

(4)   Proposed maximum aggregate value of transaction:
                              N/A
------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
                             N/A
------------------------------------------------------------------------------
(2)   Form, schedule or registration statement no.:
                             N/A
------------------------------------------------------------------------------
(3)   Filing party:
                             N/A
------------------------------------------------------------------------------
(4)   Date filed:
                             N/A
------------------------------------------------------------------------------

                          March 22, 1999





Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Albion Banc Corp. to be held at the Tillman's Village Inn located at Routes 98 and 104, Albion, New York, on Wednesday, April 21, 1999, at 10:00 a.m., Eastern Time.

     The attached Notice of the Annual Meeting and Proxy Statement describes the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and Officers of the Corporation, as well as a representative of PricewaterhouseCoopers LLP, the Corporation's independent auditors, will be present to respond to any appropriate questions stockholders may have.

     To ensure proper representation of your shares at the Annual Meeting, please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                   Sincerely,

                                   /s/ Jeffrey S. Rheinwald

                                   Jeffrey S. Rheinwald
                                   President and Chief Executive Officer

                         ALBION BANC CORP.
                       48 NORTH MAIN STREET
                      ALBION, NEW YORK  14411
                          (716) 589-5501

-----------------------------------------------------------------------------
            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON APRIL 21, 1999
-----------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders ("Meeting") of Albion Banc Corp. ("Corporation") will be held at the Tillman's Village Inn located at Routes 98 and 104, Albion, New York, on Wednesday, April 21, 1999, at 10:00 a.m., Eastern Time. The Corporation is the holding company for Albion Federal Savings and Loan Association ("Association").

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1.    The election of three directors of the Corporation; and

          2. Such other matters as may properly come before the Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on March 15, 1999 as the record date for the determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend the Meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Laura L. Marek

                                    LAURA L. MAREK
                                    SECRETARY

Albion, New York
March 22, 1999

-----------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                            PROXY STATEMENT
                                  OF
                           ALBION BANC CORP.
                         48 NORTH MAIN STREET
                        ALBION, NEW YORK  14411
                            (716) 589-5501

-----------------------------------------------------------------------------
                   ANNUAL MEETING OF STOCKHOLDERS
                           APRIL 21, 1999
-----------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Albion Banc Corp. ("Corporation") to be used at the Annual Meeting of Stockholders of the Corporation ("Meeting").
The Meeting will be held at the Tillman's Village Inn located at Routes 98 and 104, Albion, New York, on Wednesday, April 21, 1999, at 10:00 a.m., Eastern Time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about March 22, 1999.

-----------------------------------------------------------------------------
                      REVOCATION OF PROXIES
----------------------------------------------------------------------------

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation at 48 North Main Street, Albion, New York 14411, or the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below.

-----------------------------------------------------------------------------
                     VOTING AND PROXY PROCEDURE
----------------------------------------------------------------------------

     Stockholders Entitled to Vote at Meeting. Only stockholders of record as of the close of business on March 15, 1999 ("Record Date"), are entitled to one vote for each share of common stock of the Corporation ("Common Stock") then held. As of the Record Date, the Corporation had 753,058 shares of Common Stock issued and outstanding.

     Quorum Requirement. According to the Corporation's Bylaws, the presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Broker non-votes will not be considered present and will not be included in determining whether a quorum is present.

     Proxies; Proxy Revocation Procedures. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposal to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where a proxy card is properly signed but no instructions are indicated, proxies will be voted FOR the nominees for directors set forth in this proxy statement. If a stockholder attends the Meeting, he or she may vote by ballot.

     If a stockholder is a participant in the Albion Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP will be voted by the trustees as directed by the ESOP administrative committee.

     Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later dated proxy before a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     Votes Required. The directors to be elected at the Meeting will be elected by a plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote. Votes may be cast for or withheld from each nominee for election as director. Votes that are withheld will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. The Corporation's Certificate of Incorporation prohibits stockholders from cumulating their votes for the election of directors.

----------------------------------------------------------------------------
        VOTING SECURITIES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                         OWNERS AND MANAGEMENT
----------------------------------------------------------------------------

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock as of the Record Date. The table also sets forth, as of the Record Date, information as to the shares of Common Stock beneficially owned by each director, the "named executive officers" of the Corporation, and all executive officers and directors of the Corporation as a group.

                                                Amount              Percent
                                            and Nature of         of Common
                                              Beneficial            Stock
Beneficial Owner                             Ownership (1)      Outstanding
----------------                            ---------------     -----------

Beneficial Owners of More Than 5%

Albion Federal Savings and Loan Association     54,434               7.23%
   Employee Stock Ownership Plan Trust

James H. Keeler                                 42,972(2)            5.71
13517 West Lee Road
Albion, New York  14411

Harold P. Kludt                                 39,069(3)            5.19
1155 Center Road
Kendall, New York  14476

Stephen H. Hersch                               42,450(4)            5.64
1578 West Jackson Street, Suite 150
Painesville, Ohio  44077

                      (table continued on following page)

                                  Amount and                Percent of
                                   Nature of                Common Stock
Beneficial Owner              Beneficial Ownership (1)      Outstanding
----------------              ------------------------      ------------

Directors

James H. Keeler                    42,972                       5.71%
Chriss M. Andrews                  20,064                       2.66
Robert R. Brown II                 15,018                       1.99
Dolores L. Giarrizzo                3,990                       0.53
Harold P. Kludt                    39,069                       5.19
Richard A. Pilon                   15,918                       2.11
Gregory L. Speer                    1,000                       0.13

Named Executive Officer (5)

Jeffrey S. Rheinwald, President    24,438                       3.25
and Chief Executive Officer

All Officers and Directors as     179,014                      23.77
a Group (13 persons)
---------------------
(1) Pursuant to Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Corporation's Common Stock if he or she has voting and/or investment power with respect to such security or has a right to acquire, through the exercise of outstanding options or otherwise, beneficial ownership at any time within 60 days from March 15, 1999. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the named persons possess voting and/or investment power.
(2) This information is based on records maintained by the Corporation and information from a Schedule 13D filed with the Securities and Exchange Commission ("SEC") in March 1994.
(3) This information is based on records maintained by the Corporation and information from a Schedule 13D filed with the SEC in March 1994.
(4) Based on information contained in a Schedule 13D filed with the SEC in April 1997.
(5) Under SEC regulation, the term "named executive officer" is defined to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Jeffrey S. Rheinwald was the Corporation's only "named executive officer" for the fiscal year ended December 31, 1998.

----------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
----------------------------------------------------------------------------

     The Corporation's Board of Directors consists of seven members. The Corporation's Bylaws provide that directors are elected for terms of three years, one-third of whom are elected annually. On February 20, 1998, the Board appointed Gregory L. Speer to serve as a director. At the Meeting, three directors will be elected to serve for a three year period, or until their respective successors have been elected and qualified. The Nominating Committee has nominated for election as directors James H. Keeler, Harold P. Kludt and Gregory L. Speer. The nominees are current members of the Boards of Directors of the Corporation and the Association. Each director of the Corporation is also a director of the Association.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may amend the Bylaws and reduce the size of the Board. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth as to each nominee and director continuing in office, his name, age and the year he or she first became a director. Unless otherwise indicated, the principal occupation listed for each person below has been his or her occupation for the past five years.

                                                          Year
                                                          First
                                                         Elected
                               Principal                    or
                               Occupation               Appointed    Term to
    Name         Age(1)   During Last Five Years       Director(2)    Expire
    ----         ------   ----------------------       -----------    ------

                              BOARD NOMINEES


James H. Keeler      65    Chairman of the Board            1983     2002(3)
                           and Director of the
                           Corporation and the
                           Association.  President,
                           Chief Executive Officer
                           and majority share-holder
                           of Keeler Construction Co.,
                           Inc., a highway and heavy
                           construction company.

Harold P. Kludt      64    Partner and part owner of        1990     2002(3)
                           Kludt Bros., Inc., a farming
                           business.


Gregory L. Speer     50    Owner and Chief Executive        1998     2002(3)
                           Officer of Speer Equipment, an
                           electronic controls business,
                           owner and designer of Ozzie's
                           Corners Golf Course.

                        DIRECTORS CONTINUING IN OFFICE

Dolores L. Giarrizzo 62    Currently employed by the         1978    2000
                           Orleans County Probation
                           Department. Retired October 1994
                           from Agway, Inc., a retail farm
                           supply business.

Chriss M. Andrews    45    Owner and President of            1993    2000
                           Barclay & Fowler Oil Corp.,
                           a wholesale and retail petroleum
                           distributor.

Richard A. Pilon     59    Vice Chairman of the Board of     1981    2000
                           the Corporation  and the
                           Association. President,
                           Treasurer and a majority
                           stockholder of Dale's Plaza,
                           Inc. and Secretary and Treasurer
                           of Dale & Son Super Market, Inc.
                           (DBA Jubilee Food).

Robert R. Brown II   43    Self-employed and Vice President 1989     2001
                           of Orchard Dale Fruit Farms,
                           Inc., a fruit farm, that
                           operates Brown's Berry Patch,
                           a retail farm market.

                           (footnotes on following page)

-------------------
(1)    At December 31, 1998.
(2)    Includes prior service on the Board of Directors of the Association.
(3)    Assuming re-election at the Meeting.


----------------------------------------------------------------------------
            MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
----------------------------------------------------------------------------

     The Boards of Directors of the Corporation and Association conduct their business through meetings and committees of the Boards. During the fiscal year ended December 31, 1998, the Board of Directors of the Corporation held 15 meetings and the Board of Directors of Albion Federal held 32 meetings. No director of the Corporation or Albion Federal attended fewer than 75% of the total meetings of the Boards and committee meetings on which such Board member served during this period.

     The Board of Directors of the Association has standing Audit, Executive, Personnel, and Nominating committees, among others.

     The Audit Committee consists of the entire Board of Directors. This Committee reviews the Association's independent audit report and meets with the Association's auditors and recommends to the Board the engagement or retention of the Association's auditors, adoption of accounting methods and procedures and other related matters. This Committee meets as needed and met one time during fiscal 1998.

     The Executive Committee consists of Directors Keeler, Pilon and Brown. All actions by the Executive Committee are binding by the full Board of Directors. This Committee meets on an as needed basis and met one time during fiscal 1998.

     The Personnel Committee consists of Directors Kludt, Giarrizzo and Speer. The Committee reviews all employee salaries, their fringe benefits and President Rheinwald's compensation package. The Committee makes recommendations to the Board of Directors on compensation policies, bonuses, benefits and President Rheinwald's compensation. The Committee meets annually or as needed and met one time in 1998.

     Article II, Section 14 of the Corporation's Bylaws provides that the Board of Directors of the Corporation shall act as a nominating committee for selecting the management nominees for election as directors. Such section of the Bylaws also provides as follows: "No nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by stockholders are made in writing and delivered to the Secretary of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation." Article II,
Section 15 further provides that any new business to be taken up at the annual meeting shall be stated in writing and filed with the Secretary of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation. Article X of the Certificate of Incorporation provides that notice of a stockholder's intent to make a nomination or present new business at the meeting ("stockholder notice") must be given not less than 30 days nor more than 60 days prior to any such meeting; provided, however, that if less than 31 days' notice of the meeting is given to stockholders by the Corporation, a stockholder's notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. If properly made, such nominations shall be considered by stockholders at such meeting. The Board of Directors of the Corporation met once in its capacity as the nominating committee during the fiscal year ended December 31, 1998.

------------------------------------------------------------------------------
                          DIRECTORS' COMPENSATION
-----------------------------------------------------------------------------

     Members of the Board of Directors of the Association receive a fee of $300 per Board meeting; $100 for committee meetings; $50 per Loan Committee meeting; and $300 for all-day conferences; plus one-half increments for conferences which exceed eight hours. Additionally, the Chairman of the Board receives $2,000 per year in addition to his director and committee fees. No separate compensation is paid for service as a member of the Corporation's Board of Directors. Total fees paid to directors during the fiscal year ended December 31, 1998 were $31,750.

------------------------------------------------------------------------------
                         EXECUTIVE COMPENSATION
-----------------------------------------------------------------------------

Summary Compensation Table

     The following information is furnished for Mr. Rheinwald.

                             Annual Compensation(1)
               ---------------------------------------------
Name
and                                        Other Annual         All Other
Position       Year  Salary($)  Bonus($)  Compensation($)(2)  Compensation($)
--------       ---- ----------  --------  ------------------  ---------------

Jeffrey S.
Rheinwald      1998 $70,000     $12,940      $     --           $ 8,793(3)
President and  1997  71,346       6,052            --             9,983
Chief          1996  70,000       1,899            --            10,764
Executive
Officer

-----------------
(1) All compensation, including fringe benefits, is paid by the Association.
(2) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(3) Includes employer contributions to 401(k) plan ($4,900) and ESOP ($3,893). Does not include the amount payable to Mr.Rheinwald pursuant to an employment agreement in event of a "change in control" of the Corporation. For a discussion of Mr. Rheinwald's employment agreement, including the amount payable in the event of a "change of control" of the Corporation, see "-- Employment Agreement."


















Option Exercise/Value Table

     The following information is furnished for Mr. Rheinwald.

                                                          Number of             Value of Unexercised
                                                      Securities Underlying     In-the-Money Options
                        Shares                        Unexercised Options       at Fiscal Year End($)
                        Acquired on    Value          --------------------      ------------------------
Name                    Exercise (#)  Realized($)  Exercisable Unexercisable   Exercisable Unexercisable
                        ------------  -----------  ----------- -------------   ----------- -------------
Jeffrey S. Rheinwald      1,210        $7,012       13,025           --          $75,480     $  --


     Employment Agreement. The Association has entered into a three-year employment agreement with Jeffrey S. Rheinwald, the Association's President and Chief Executive Officer. The agreement provides for an annual review of Mr. Rheinwald's base salary, which may be increased at the discretion of the Board of Directors or an authorized committee of the Board. The term of the Agreement may, at the Board's discretion, be extended annually for an additional year. The agreement is terminable by the Association or the Corporation for just cause at any time or in certain events specified by Office of Thrift Supervision regulations. If the Association terminates the agreement for other than just cause, Mr. Rheinwald shall receive a continuation of his salary under the agreement for an additional year. The agreement also provides for severance payments if Mr. Rheinwald's employment is terminated following a change in control of the Association or the Corporation. Such payments, which will be made promptly after any change in control, will be equal to one times the "base amount" of annual compensation, as defined in Section 280G(b)(3) of the Internal Revenues Code of 1986, as amended, paid to Mr. Rheinwald during the five years immediately preceding the change in control. Under the agreement, a "change in control" is deemed to occur if, among other things, at anytime during the term of the agreement, any person or persons acting in concert has or have, respectively, beneficial ownership of 25% or more of the Corporation's or the Association's Common Stock or a merger, acquisition or other business combination involving the Corporation or the Association has occurred which results in an acquisition of the Corporation or the Association.

-----------------------------------------------------------------------------
                      TRANSACTIONS WITH MANAGEMENT
-----------------------------------------------------------------------------

     As required by federal regulations, all loans or extensions of credit to executive officers and directors are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made by the Association to a director or executive officer in an amount that, when aggregated with the amount of all other loans by the Association to such person and his or her related interests, are in excess of the greater of $25,000, or 5% of the Association's capital and surplus (up to a maximum of $500,000), are subject to approval in advance by a majority of the disinterested members of the Board of Directors. At December 31, 1998, loans outstanding to directors, executive officers and their associates totalled $546,932.

-----------------------------------------------------------------------------
              COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
-----------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires certain officers of the Corporation and its directors, and persons who beneficially own more than 10% of any registered class of the Corporation's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Corporation.

     Based solely on a review of the reports received during fiscal 1998, the Corporation believes that all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were properly and timely complied with except for certain transactions by Jeffrey
S. Rheinwald, President and Chief Executive Officer of the Corporation, and Gregory L. Speer, a Director of the Corporation. Mr. Rheinwald inadvertently failed to file Form 4s, Statement of Change in Beneficial Ownership of Securities, for transactions during the months of June 1998 and December 1998, which were subsequently reported on a Form 4 filed on January 13, 1999. Mr. Speer inadvertently failed to file a Form 3, Initial Statement for Beneficial Ownership of Securities, for a transaction during the month of April 1998, which was subsequently filed on December 31, 1998.

------------------------------------------------------------------------------
                                 AUDITORS
------------------------------------------------------------------------------

     The Board of Directors has renewed the Corporation's arrangements with PricewaterhouseCoopers LLP, independent public accountants, to be its auditors for the 1999 fiscal year. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting to respond to appropriate questions of stockholders, and will have the opportunity to make a statement if he desires.

------------------------------------------------------------------------------
                            OTHER MATTERS
-----------------------------------------------------------------------------

     The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the

Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

-----------------------------------------------------------------------------
                           FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Corporation's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

-----------------------------------------------------------------------------
                         STOCKHOLDER PROPOSALS
-----------------------------------------------------------------------------

     In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at 48 North Main Street, Albion, New York, no later than November 23, 1999. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     The Corporation's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 31 days' notice of the meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. As specified in the Certificate of Incorporation, the written notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice. The notice with respect to business proposals to be brought before the Meeting must state the stockholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Meeting, the reasons for conducting such business at the Meeting and any interest of the stockholder in the proposal.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Laura L. Marek

                                  LAURA L. MAREK
                                  SECRETARY

Albion, New York
March 22, 1999



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                                FORM 10-KSB
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A COPY OF THE FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO LAURA L. MAREK, SECRETARY, ALBION BANC CORP., 48 NORTH MAIN STREET, ALBION, NEW YORK 14411.
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                                    -8-

                          REVOCABLE PROXY
                          ALBION BANC CORP.
                  ANNUAL MEETING OF STOCKHOLDERS
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                         APRIL 21, 1999
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     The undersigned hereby appoints James H. Keeler and Richard A. Pilon as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Albion Banc Corp. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Tillman's Village Inn located at Routes 98 and 104, Albion, New York, on Wednesday, April 21, 1999, at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, as follows:

                                                                  VOTE
                                                    FOR          WITHHELD
                                                   -----         --------

  1.   The election as directors of
       all nominees listed below

       (except as marked to the
       contrary below).                             [  ]            [  ]

       James H. Keeler
       Harold P. Kludt
       Gregory L. Speer

       INSTRUCTION:  To withhold your vote
       for any individual nominee, write
       that nominee's name on the line below.

The Board of Directors recommends a vote "FOR" the above proposal.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED,
THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


    Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

    The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of notice of the Meeting, a proxy statement dated March 22, 1999 and the 1998 Annual Report to Stockholders.

Dated:                  , 1999
        ----------------

-------------------------            -------------------------
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


-------------------------            -------------------------
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

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PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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